Exhibit 99.1

Business Update 2010 EEI Financial Conference November 1-2, 2010 Gerry M. Anderson President and CEO David E. Meador Executive Vice President and CFO

Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: economic conditions resulting in changes in demand, customer conservation and increased thefts of electricity and gas; changes in the economic and financial viability of our customers, suppliers, and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; economic climate and population growth or decline in the geographic areas where we do business; high levels of uncollectible accounts receivable; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; the potential for increased costs or delays in completion of significant construction projects; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements that include or could include carbon and more stringent mercury emission controls, a renewable portfolio standard, energy efficiency mandates, a carbon tax or cap and trade structure and ash landfill regulations; nuclear regulations and operations associated with nuclear facilities; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations and the impact of collective bargaining agreements; unplanned outages; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; the uncertainties of successful exploration of gas shale resources and challenges in estimating gas reserves with certainty; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; the availability, cost, coverage and terms of insurance and stability of insurance providers; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and binding arbitration, litigation and related appeals. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements refer only as of the date on which such statements are made. We undertake no obligation to update any forward- looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's and Detroit Edison's 2009 Forms 10-K and 2010 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in DTE Energy's 2009 Form 10-K and 2010 Forms 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800-SEC-0330. 2

3 Overview Utility Growth Non-utility Growth 2010 & 2011 Financial Outlook

Investment Thesis DTE Energy has a plan it believes will provide 5%-6% long-term operating EPS growth, an attractive dividend yield and a strong balance sheet Utility growth plan driven by mandated investments Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns Plans in place to achieve operational excellence and customer satisfaction that are distinctive in our industry, with a focus on customer affordability Meaningful, low-risk growth opportunities in non- utility businesses continue to provide diversity in earnings and geography 5%-6% Average Annual EPS Growth Attractive Dividend 4

DTE Energy Financial Goals, Results, Outlook

DTE Energy

	Financial Goal	2007 – 2010 Results	2011 Early Outlook	Next 3 – 5 Years
Detroit Edison	5% - 6% Annual Growth	~8%*	2% - 4%	5% - 6% average annual growth supported by mandated investments
MichCon		~9%*	5% - 7%	
Gas Storage & Pipelines	Premium Returns, >6% Annual Growth	~14%*	~5%	Continued growth tied to shale gas development
Power & Industrial Projects		~25%*	~(30%)	New projects provide potential strong upside growth
Energy Trading	Earnings and Cash Flow	~$45 million avg.	Cautious	Return to historical earnings and cash flow level
Unconventional Gas Production	Cash via Monetization	~$1.5 billion gross proceeds	Position for Monetization	Monetize to fund growth
DTE Energy	5% - 6% Annual EPS Growth	~9%	EPS In-Line with Strong 2010	5% - 6% annual EPS growth

Annual growth rates based on operating earnings; reconciliation to GAAP reported earnings included in the appendix
*Compound Annual Growth Rate

5

6 Overview Utility Growth Detroit Edison MichCon Regulatory Overview Non-utility Growth 2010 & 2011 Financial Outlook

7 Detroit Edison Investment Profile Base Infrastructure Investment to meet existing and future requirements $800 - $900 million investment 2011 - 2013 Infrastructure investments to ensure the reliability of generation fleet and distribution systems $2.1 - $2.3 billion investment 2011 - 2013 Renewable Energy & Energy Efficiency New generation to meet Renewable Portfolio Standard (RPS) 300 MWs of capacity required by 2013 - up to half Detroit Edison-owned wind generation $500 - $600 million Detroit Edison investment 2011 - 2013 Environmental Compliance

Renewable Energy and Energy Efficiency Investments Drive Earnings Growth

DTE Energy

Michigan RPS Requirements

- 10% of retail sales must come from Michigan-based renewable sources by 2015
- Up to 50% owned by utility
- New capacity requirements: 300 MWs by 2013; 600 MWs by 2015

Michigan Energy Efficiency Requirements

- 1% annual savings by 2012 at Detroit Edison
- 0.75% annual savings by 2012 at MichCon

Renewable Capacity Plan
(MW)


RPS Requirement – 600MW by 2015
RPS Requirement – 300MW by 2013
600
500
400
300
200
100
0
2010
2011E
2012E
2013E
2014E
2015E


17MW Wood-waste Biomass Facility currently operating
Invenergy – 200MW Wind Farm 2011 COD
26MW Wind Farm 14MW operating, 12MW 2011 COD
3.2MW Landfill Gas Facility 2011 COD

Projected Earnings
(millions, after-tax)


~$50
Energy Efficiency
Renewable Energy
2011E
2012E
2013E
2014E
2015E

8

Environmental Capital Driven by Investments at Monroe Power Plant 9 Environmental Technologies Timeline SCR FGD SCR SCR FGD SCR FGD ACI FGD Investments focused at 3,100 MW Monroe Power Plant (represents ~45% of coal fleet capacity) Completing FGD and SCR installations between 2010-2014 Michigan Mercury Rule drives potential investments in Activated Carbon Injection (ACI) at other units Additional future projects expected as environmental regulations evolve In service Under construction Future/potential projects

Detroit Edison General Rate Case Filing (U - 16472) 10 Detroit Edison's Estimated Net Rate Request* (CHART) Sales / Wholesale Revenue Rate Base / Capital Structure Benefit Expense / Other Total $116 $77 $60 $253 (millions) *Revenue requirement of $443 less proposed reductions to: delay recognition of Choice Incentive Mechanism base reset ($123); defer increased pension/OPEB expense ($47); temporarily reduce Nuclear Decommissioning surcharge ($20). Other Key Elements of Filing Requested 11.125% allowed ROE Proposed Modified Revenue Decoupling Mechanism (RDM) to recover lost sales due only to energy efficiency Proposed elimination of certain tracking mechanisms Uncollectable expense Restoration and line clearance (if modified RDM is adopted)

Strengthen and expand MichCon's distribution system Main renewal, pipeline integrity and meter relocation Investment in additional pipelines to connect our storage products to third parties Expansion projects provide increased storage for third party customers Distribution Other Retail MichCon Growth Opportunities Utility Storage & Transportation $500 - $600 million investment plan focused on wholesale services for third parties and retail customer satisfaction Continued growth in appliance repair business 11

Michigan's Regulatory Ranking Relative to Other States Improved Regulatory Structure Helps Support our Utility Growth Plan Source: Barclays Capital, Regulatory Research Associates Tier 5 (Least Favorable) Tier 4 Tier 3 Tier 2 Tier 1 (Most Favorable) 2005 2009 2010 2006 2007 2008 Passed comprehensive energy legislation in 2008 "File and Implement" rates with forward looking test period Renewable portfolio standard with reasonable rate impacts Advance approval by MPSC for major capital projects Implemented trackers that reduce earnings risk Revenue decoupling Electric Choice lost margin 12 Ranking (CHART)

13 Highly Engaged Employees Top-Decile Customer Satisfaction Distinctive CI Capability Strong Political/ Regulatory Context Clear Growth / Value Creation Strategy Excellent Financial Performance, Value Creation Comprehensive Strategy to Achieve Sustainable Long-Term Utility Growth We have a constructive, balanced regulatory environment in Michigan Essential that we do our part to deserve and maintain this environment Key areas we must continue to focus on are continuous improvement (CI) and customer satisfaction We have demonstrated ability to drive down costs Intense focus on controlling capital investments that pressure affordability Bringing same focus and intensity to customer satisfaction

14 Overview Utility Growth Non-utility Growth Power & Industrial Projects Gas Storage & Pipelines Energy Trading Overview 2010 & 2011 Financial Outlook

15 Power & Industrial Projects Overview Coke Battery Detroit, MI Wood-fired Plant Cassville, WI Reduced Emissions Fuels Plant Focus Develop Reduced Emissions Fuel (REF) that reduces emissions from coal-fired power plants Builds on skill in capturing value from tax credits and other incentives Industrial Energy Services (Stable Earnings) Overview Coke and pulverized coal production for steel customers Utility services at industrial sites Focus Capture value from existing strong asset position Overview Own 4 wood-fired power plants and 21 landfill gas projects Focus Grow segment by expanding our coal-to-wood power plant conversions in attractive markets Wood-fired Plant Cassville, WI Renewable Energy (Stable Earnings + Growth) New Growth Opportunities

(CHART) * Reconciliation to GAAP reported earnings included in the appendix Power & Industrial Projects: Earnings Potential of Over $100 Million by 2015 Illustrative 2010E 2009A 2011E Potential Earnings Contribution by Project Type $85 - $90 Industrial Energy Services Reduced Emissions Fuels (Base Plan) 2012E 2013E 2014E 16 Steel Industry Fuels 2015E $55 - $65 Over $100 Operating Earnings* $35 (millions) Projected 2015 Earnings Breakdown Steel Industry Fuels $40 - $50 $75 - $85 (millions) Corporate allocations, interest, overheads ($60) - ($70) Renewable Energy - Waste-Wood $40 - $50 ~$10 - Biomass

17 Industrial Energy Services Earnings Contribution* (CHART) Long-term "take-or-pay" coke contracts provide stable earnings Solid market fundamentals should allow favorable contract extensions Additional upside may be realized through: Possible extension of Steel Industry Fuel (SIF) tax credit in 2011 ($20 - $25 million) Development of new projects * Excludes corporate allocations and overheads Power & Industrial Projects: Industrial Energy Services Provides Base Earnings and Growth Potential Through 2015 BN Contract Higher Coke Pricing SIF Tax Credit SIF ~$80 average (millions) Illustrative

44 MW coal-to-waste-wood On-line Q4 2011 15 year contract 50% Ownership 18 Power & Industrial Growth Opportunities: Waste-Wood Renewable Overview 25 MW waste-wood 10 year contract 60 MW coal/wood co-firing 15 year contract 50% ownership 40 MW coal-to-waste-wood On-line Q4 2010 10 year contract 45 MW coal-to-waste-wood On-line Q1 2013 25 year contract Woodland Mobile Energy Services Stoneman (In Start-Up) Stockton (In Conversion) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Potential Acquisition Stockton, California Woodland, California Mobile, Alabama Cassville, Wisconsin New Project Development Multiple projects in early stage development

(CHART) RPS requirements are driving strong demand for wood-fired generation In-house expertise in coal-to-wood conversions and fuel sourcing provide advantage for Power & Industrial Investigating several other coal plants that are attractive candidates for wood conversion Power & Industrial Growth Opportunities: Demand For Wood-Fired Generation Drives Growth 19 Wood Renewables Business Earnings Contribution* $40 - $50 Existing Projects / Projects Under Construction Potential Growth Projects (millions) * Excludes corporate allocations and overheads New Project Q4 2011 Stockton Q1 2013 New projects coming on-line $25 - $30 Illustrative

(CHART) (CHART) Low Case High Case Project Returns (millions) Potential Earnings Contribution* (millions) Power & Industrial Growth Opportunities: Development of Reduced Emissions Fuel Projects 20 P&I has licensed a coal additive technology for producing refined coal that reduces emissions from coal-fired power plants and qualifies for Section 45 tax credits Reduces NOx emissions by 20% and mercury by 40% Five facilities placed in service in late 2009 Tax credits available for 10 years (2010 - 2019) Facilities can be relocated Find partners to maximize tax credit value Relocate facilities to host sites that maximize production volumes * Excludes corporate allocations and overheads Low Case High Case ~$75 Base Case Base case Project Overview Focus Areas to Achieve Maximum Value Illustrative

21 Power & Industrial Projects: Summary Existing projects provide a stable earnings stream backed by long-term contacts Various state RPS requirements and solid DTE experience base enable continued growth through coal-to-wood power plant conversions Development of Reduced Emissions Fuels builds on our past experience and provides significant potential earnings growth Targeting over $100 million in operating earnings* by 2015 * Reconciliation to GAAP reported earnings included in the appendix

Gas Storage & Pipelines: Overview 22 90 Bcf of storage capacity in Michigan Fully contracted (6.5 year avg. duration) DTE owns 26.25% share Over 80% contracted (15 year avg. duration) 182 miles of pipe; 15,000 H.P. of compression DTE owns 40% share Fully contracted (7 year avg. duration) 348 miles of pipe; 120,000 H.P. of compression at five stations Vector Pipeline Millennium Pipeline DTE Gas Storage

(CHART) $23 $34 $38 $49 $50 (millions) Gas Storage & Pipelines: Asset Portfolio Is Well- Positioned for Growth Solid Operating Earnings* Growth 23 Growth Opportunities Marcellus shale development creates growth opportunities for Millennium Pipeline Mainline expansions Bluestone lateral pipeline Millennium to Iroquois (M-I) Connector * Reconciliation to GAAP reported earnings included in the appendix ~$70 $50 - $55

Energy Trading has Faced Unique Market Challenges in 2010 Historically has contributed strong operating earnings and cash flow In addition, Energy Trading provides: Strategic market intelligence Execution capability for other DTE segments to support hedging and risk management initiatives 2010 has provided marketplace challenges: Oversupplied gas market Significantly lower volatility and liquidity Regulatory changes and uncertainty associated with financial reform Response to recent challenges has been a greater focus on marketing and origination business Continuation of market challenges in 2011 could again pressure earnings below historical levels 24 * Reconciliation to GAAP reported earnings included in the appendix Operating Earnings* (millions) (CHART) $53 $43 $75 $5 - $15 ~$45 million average

DTE Energy

DTE Energy is Well Positioned for Growth

Detroit Edison Rate Base

(billions)


~$9.8
~$11.7
2010E
2013E

MichCon Rate Base

(billions)


~$2.4
~$2.6
2010E
2013E

Gas Storage & Pipelines



Marcellus shale development creates growth opportunities for existing assets

Power & Industrial Projects



Development of Reduced Emissions Fuels provides significant potential earnings growth

RPS requirements enable continued growth through coal-to-wood power plant conversions

25

26 Overview Utility Growth Non-utility Growth 2010 & 2011 Financial Outlook

Track Record of Strong Earnings Growth 27 (CHART) $2.89 $3.30 $3.50 - $3.70 Operating Earnings Per Share* ~8% CAGR at midpoint 2008A 2009A 2010 Original Guidance 2010 Current Guidance 2011 Early Outlook $3.35 - $3.75 $3.40 - $3.80 Strong growth since 2008; 12% CAGR at 2010 current midpoint 2010 exceeding original expectations driven by one-time contributions at Power & Industrial Outlook for 2011 is for modest growth over original 2010 guidance Confident in 5% - 6% long-term EPS growth * Reconciliation to GAAP reported earnings included in the appendix

28 2010 Operating Earnings* Guidance (millions, except EPS) Prior Guidance * Reconciliation to GAAP reported earnings included in the appendix Raising utility guidance on strong performance Increasing lower end of Detroit Edison guidance range Raising and narrowing MichCon guidance range Primarily higher Steel Industry Fuels tax credit at Power & Industrial Projects Unfavorable performance at Energy Trading Tax benefits at Corporate & Other Revised Guidance Drivers

2011 Early Outlook Operating Earnings* (millions) 2011 Drivers * Reconciliation to GAAP reported earnings included in the appendix 2011 Early Outlook 2010 Guidance 29 Productive outcome in Q4 2010 rate case filing; earn authorized ROE (11%) Productive outcome in current rate case; earn authorized ROE (11%) Continuation of market conditions in 2011 places pressure on outlook Current investments match cash flow; targeting future monetizations Lower interest expense in 2011 offsetting one-time savings in 2010 Premium coke pricing and BN contract end in 2010; Steel Industry Fuel tax credit extension in 2011 Modest earnings growth from existing and new projects

Strong Balance Sheet Supports Growth 2011 - 2013E Cash Flow Summary* Combination of internal cash and external financing will support the growth in capital spending Equity will support utility capital spend and improve the balance sheet No public issuance in 2011 New equity (DRIP/pension) and/or asset sales up to $200 million in 2011 * Excludes securitization 30

31 *Debt excludes securitization, a portion of MichCon's short-term debt, and considers 50% of the trust preferreds as equity Targeted Financial Metrics A strong balance sheet continues to be a key priority Leverage and cash flow metrics within targeted ranges S&P moved DTE Energy's outlook from Stable to Positive in Q2. Continue to target an upgrade from S&P Successfully renewed $1.8 billion of bank credit lines in August 2010 $1.8 billion of available liquidity at end of Q3 2010 Leverage* Funds from Operations / Debt* (CHART) 53% 52% 50% - 52% (CHART) 22% 23% 22% - 24%

(CHART) Our Dividend is Well Supported 32 Recently increased annualized dividend from $2.12 per share to $2.24 per share; 5.7% increase Dividend yield currently in-line with utility peers Payout ratio is in-line with 60%-70% target Dividend remains well supported Dividend Yield (as of October 2010) 4.8%

Summary 33 On track to achieve solid 2010 financial results Constructive regulatory structure and continued focus on operational excellence and customer satisfaction enables meaningful growth at utilities Continue to see attractive/premium return non-utility investment opportunities 2010 and 2011 financial outlook support plan to achieve 5% - 6% long-term operating EPS growth

Contact Us DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030 34

Appendix

DTE Energy is an Integrated Energy Company

DTE Energy

Strong, Stable and Growing Utilities

~75% of DTE Energy's 2009 Earnings



Detroit Edison

- Electric generation and distribution
- 2.1 million customers
- Fully regulated by Michigan Public Service Commission (MPSC)



MichCon

- Natural gas distribution
- 1.2 million customers
- Fully regulated by MPSC

Complementary Non-Utility Businesses

~25% of DTE Energy's 2009 Earnings



Gas Storage & Pipelines



Unconventional Gas Production



Power & Industrial Projects



Energy Trading

36

Michigan Governor's Race 37 Latest Polling* Overview 53% 35% Venture Capitalist, former President and COO of Gateway Emerged victorious from a 5-way primary campaign with 36% of the vote Courted independent and disaffected Democratic voters during the primary campaign Brian Calley, a State Representative from West Michigan, selected as running mate Mayor of Lansing, former State Representative and Senator Successful campaign largely financed by union funds Sounded populist themes during primary campaign Brenda Lawrence, Mayor of Southfield, selected as running mate *Poll Source: Detroit News/WDIV Local 4, October 25-26, 2010 Democratic Nominee Virg Bernero Republican Nominee Rick Snyder

Orjiakor Isiogu Chairman Appointed: 9/9/07 Term Ends: 7/2/13 (Democrat) Monica Martinez Commissioner Appointed: 7/3/05 Term Ends: 7/2/11 (Democrat) Greg White Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 (Independent) Source: MPSC website - www.michigan.gov/mpsc - Jan. 2010 The Michigan Public Service Commission is composed of three members appointed by the Governor with the advice and consent of the Senate. Commissioners are appointed to serve staggered six-year terms. No more than two Commissioners may represent the same political party. One commissioner is designated as chairman by the Governor. 38 Michigan Public Service Commission (MPSC)

Detroit Edison Generation Portfolio 39

Renewable Energy Plan is Moving Forward 40 Project Summary Located in Gratiot County, MI - strong community support Estimated COD of December 2011 Utilizing 1.6MW turbines Power purchase agreement with an option for Detroit Edison to purchase either 59 or 90 MW ("Build-Transfer Option") Option exercise deadline is December 2010 Counterparty is Invenergy, a privately held national developer of wind facilities with an owned and operated portfolio of ~3,000MWs 200MW Wind Energy PPA with Option to Own

ITC's Proposed 345kV Solution Detroit Edison Wind Development in Huron County Detroit Edison has requested interconnection at three 40 kV sites 41 Approximately 78,000 acres of easements under contract by Detroit Edison in Huron County Interconnection studies are underway In August, ITC received MISO approval for proposed 345 kV transmission lines and three new 345 kV substations ITC has applied to the Michigan Public Service Commission (MPSC) for expedited siting approval of the project

P&I's Industrial Business Operates in Three Primary Areas

DTE Energy


Coke Batteries
Pulverized Coal
On-Site Energy
EES Coke
PCI Enterprises - Severstal
PCI Enterprises - USS
Shenango
Burns Harbor
Indiana Harbor
Sparrows Point

Coke Batteries

Coke batteries supply blast furnace coke to integrated steel mills and sell by-products including tar, light oil and coke oven gas to third parties

- EES Coke: Own 100%; Produce 1M tons/year
- Shenango: Own 100%; Produce 350k tons/year
- Indiana Harbor: 51% Financial Interest; Produce 875k tons/year
- Burns Harbor:14.8% Ownership; Produce 1.3M tons/year

Pulverized Coal

PCI facilities produce pulverized coal which is injected as a fuel into blast furnaces at integrated steel mills in substitution for higher cost coke, natural gas, and/or oil

- Sparrows Point
- PCI Enterprises - Severstal
- PCI Enterprises - USS

On-Site Energy

On-site energy projects provide private, utility-like services to select energy-intensive industries, primarily automotive, at over 20 sites throughout the Midwest

42

Unconventional Gas Overview Near-term capital spend of $25 million / year (matches cash flow from business) Drill 10-15 wells and produce 5 Bcfe net in 2010 Develop existing properties to create maximum value Monetize properties at right time in development cycle and in favorable commodity markets Provides cash for asset investments elsewhere at DTE Energy (CHART) Gross Producing Wells 169 Reserves (Bcfe) YE2008 156 (CHART) YE2009 YE2008 Probable Proved 265 167 432 255 234 489 Barnett Shale Operating Metrics Future YE2009 43 Plan to Continue Development and Monetization of Unconventional Gas Assets for Premium Returns

Changes in Market Environment Have Negatively Impacted Energy Trading in 2010 44 Asset Optimization Extraction of intrinsic and extrinsic value from contractual assets Marketing/Origination Provision of bundled energy services to a broad range of customers through bilateral markets or auctions Proprietary Trading Trading activities which leverage Energy Trading's fundamentals- based view on future price development "Shale Gas Revolution" Oversupplied gas market Declining location and time spreads Regulatory changes are fundamentally changing the industry Significant uncertainty persists Increased capital requirements Reduced volatility and liquidity Overbuild in transport and storage infrastructure in past 5 years relative to demand Changes in Market Environment Impact on Energy Trading Businesses

(CHART) DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income ** Consists of the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis. (millions) YTD Sept 2010 Economic Net Income Accounting Adjustments** YTD Sept 2010 Operating Earnings* $0 $23 $23 Economic net income equals economic gross margin*** minus O&M expenses and taxes. DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors. Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget. * Reconciliation to GAAP reported earnings included in the appendix *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs Energy Trading Operating Earnings* Realized Unrealized O&M / Other YTD 2009 YTD 2010 $61 $30 11 56 (44) (41) (millions, after-tax) $73 $ 0 (CHART) $73 ($9) $64 YTD Sept 2009 Operating Earnings* YTD Sept 2009 Economic Net Income Accounting Adjustments** 45

46 2010 Capital Expenditures & Cash Flow Guidance Capital Expenditures (millions) Cash Flow Summary (billions)

47 Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Reconciliation of YTD September 30, 2010 Reported to Operating Earnings * Deferral of previously expensed cost to achieve as allowed for in June 3, 2010 MPSC order (case - U-15985)

Reconciliation of 2009 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 48

Reconciliation of 2008 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 49

Reconciliation of 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of Other Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance and outlooks for future period operating earnings. It is likely that certain items that impact the company's future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Energy Trading There were no reported to operating adjustments for Energy Trading YTD September 2009 Gas Storage and Pipelines There were no reported to operating adjustments for Gas Storage and Pipelines in 2006 51